Taxes (Detail Textuals) - USD ($)	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2016
Income Tax Disclosure [Abstract]
Corporate income tax at a statutory rate	25.00%	25.00%	25.00%
Net income exempt from income tax	$ 3,880,000	$ 3,500,000	$ 1,200,000
Tax savings from tax break	$ 970,796	$ 869,890	$ 301,871
Per share effect of the tax exemption	$ 0.09	$ 0.09	$ 0.03
Cumulative net operating loss	$ 602,000	$ 622,000
Valuation allowance	$ 150,620	$ 160,016